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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2003


                        Financial Asset Securities Corp.
                        --------------------------------

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-FFH2)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-108195               06-1442101
           --------                  ----------               ----------

(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                  06830
         ----------------------                                  -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On December 29, 2003, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2003-FFH2, Asset-Backed Certificates, Series 2003-FFH2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1A Certificates", "Class A-1B Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1A Certificates", "Class M-1B Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates","Class B Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Dividend Account Certificate". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $793,351,752.42 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 23, 2003, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class A-1A Certificates, Class A-1B Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class M-1A Certificates, Class M-1B Certificates, Class M- 2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B Certificates and Class R Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated December 23, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                        Initial Certificate
              Class                       Principal Balance                Pass-Through Rate
              -----                       -----------------                -----------------
              A-1A                         $500,000,000.00                  2.907 % per annum
              A-1B                         $159,472,000.00                  2.495% per annum
               A-2                          $50,000,000.00                  2.530% per annum
               A-3                          $94,000,000.00                      Variable
               A-4                          $36,528,000.00                      Variable
              M-1A                          $46,193,000.00                  3.055% per annum
              M-1B                          $22,057,000.00                      Variable
               M-2                          $55,125,000.00                      Variable
               M-3                          $17,325,000.00                      Variable
               M-4                          $15,750,000.00                      Variable
               M-5                          $15,750,000.00                      Variable
               M-6                          $13,125,000.00                      Variable
                C                           $15,749,900.00                        N/A
                B                           $8,925,000.00                       Variable
                P                              $100.00                            N/A
                R                               100%                              N/A
        Dividend Account                        100%                              N/A
           Certificate


                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class B Certificates, the Class R Certificates and the Dividend Account Certificate, and the Mortgage Loans are more particularly described in the Prospectus, dated November 12, 2003 and the Prospectus Supplement, dated December 23, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class B Certificates and the Dividend Account Certificate have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of December 1,
                                            2003, by and among Financial Asset Securities Corp. as
                                            Depositor, Saxon Mortgage Services, Inc. as servicer and
                                            Wells Fargo Bank Minnesota, National Association as
                                            Trustee, relating to the Series 2003-FFH2 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 2003


                                               FINANCIAL ASSET SECURITIES
                                               CORP.


                                               By: /s/ Frank Skibo
                                                   -------------------------
                                               Name:   Frank Skibo
                                               Title:  Senior Vice-President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of                                   7
                       December 1, 2003, by and among Financial Asset
                       Securities Corp. as Depositor, Saxon Mortgage
                       Services, Inc. as servicer and Wells Fargo Bank
                       Minnesota, National Association as Trustee, relating
                       to the Series 2003-FFH2 Certificates.

                                   Exhibit 4.1


                                    SEE TAB 3